                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant
Check the appropriate box:
[ ]      Preliminary proxy statement          [ ]     Confidential, for use by
                                                      the Commission Only

[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-12

                              ARK RESTAURANTS CORP.
-------------------------------------------------------------------------------
       (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transactions applies:

-------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

-------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

         (5) Total fee paid:

-------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

-------------------------------------------------------------------------------

         (2) Form, schedule or registration statement no.:

-------------------------------------------------------------------------------

         (3) Filing party:

-------------------------------------------------------------------------------

         (4) Date filed:

                              ARK RESTAURANTS CORP.

                                 85 Fifth Avenue
                            New York, New York 10003

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held on March 11, 2004

To Shareholders of
ARK RESTAURANTS CORP.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ark Restaurants Corp. (the "Company") will be held on March 11, 2004 at 10:00 A.M. at Bryant Park Grill, located at 25 West 40th Street, New York, New York for the following purposes:

         (1) To elect a board of seven directors;

         (2) To approve the Ark Restaurants Corp. 2004 Stock Option Plan;

         (3) To ratify the appointment of J.H. Cohn LLP as independent auditors for the 2004 fiscal year; and

         (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on February 6, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. All shareholders are cordially invited to attend.

         YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW THE PROXY AND VOTE YOUR OWN SHARES.


                                         By Order of the Board of Directors,


                                         Vincent Pascal
                                         Secretary and Senior Vice President
New York, New York
February 9, 2004

                              ARK RESTAURANTS CORP.

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Ark Restaurants Corp., a New York corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders to be held at Bryant Park Grill, located at 25 West 40th Street, New York, New York, at 10:00 A.M. on March 11, 2004 and at any adjournment or adjournments thereof (the "Meeting").

         If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified therein and if no instructions are given, will be voted (i) IN FAVOR of the nominees for election as directors, (ii) IN FAVOR of adoption of the Company's 2004 Stock Option Plan, (iii) IN FAVOR of the ratification of the appointment of J.H.Cohn LLP as independent auditors for the Company for the 2004 fiscal year and (iv) in accordance with the best judgment of the named proxies on any other matters properly brought before the Meeting. Election of directors will be determined by a plurality of votes cast at the Meeting in person or by proxy. Approval of the Company's 2004 Stock Option Plan, ratification of the appointment of J.H. Cohn LLP and all other proposals to be considered at the Meeting will be determined by a majority of votes cast at the Meeting in person or by proxy.

         The proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date, or by voting in person at the Meeting. Such revocation will not affect any vote taken prior thereto. The mere presence at the Meeting of the person appointing a proxy will not revoke the appointment.

         The approximate date this Proxy Statement and the accompanying Proxy will first be mailed to shareholders is on or about February 9, 2004. The Company's principal executive offices are located at 85 Fifth Avenue, New York, New York 10003.

                        VOTING SECURITIES -- RECORD DATE

         Only holders of record of the Company's Common Stock at the close of business on February 6, 2004 (the "Record Date") will be entitled to notice of and to vote at the Meeting. On January 23, 2004, 3,227,299 shares of Common Stock were issued and outstanding. Each outstanding share of Common Stock entitles the holder thereof to one vote.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information at January 23, 2004, with respect to the beneficial ownership of shares of Common Stock owned by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for election as director of the Company, (iii) each person named in the Summary Compensation Table, and (iv) all current executive officers and directors of the Company as a group:


                        Name and Address                              Amount and Nature of
                       of Beneficial Owner                          Beneficial Ownership (1)      Percent of Class
                       -------------------                          ------------------------      ----------------
         Michael Weinstein...........................                     1,075,238(2)                 33.32%
                  85 Fifth Avenue
                  New York, New York 10003

         FMR Corp....................................                      221,300(3)                   6.86%
                  82 Devonshire Street
                  Boston, Massachusetts 02109

         Kirkwood Capital LP.........................                      159,961(4)                   4.96%
                  1634 Ponce De Leon
                  Atlanta, GA 30307

         Bruce R. Lewin .............................                      231,600                      7.18%
                  1329A North Avenue
                  New Rochelle, New York 10804

         Arthur Zankel ..............................                      202,500(5)                   6.27%
                  535 Madison Avenue
                  New York, New York 10022

         Vincent Pascal .............................                       79,940(6)                   2.48%
                  85 Fifth Avenue
                  New York, New York  10003

         Robert Towers ..............................                       47,400(7)                   1.47%
                  85 Fifth Avenue
                  New York, New York  10003

         Steven Shulman .............................                        9,300                  Less than 1%
                  One Liberty Lane
                  Hampton, NH 03842

         Marcia Allen................................                           0                         0
                  9601 Wilshire Boulevard
                  Los Angeles, CA 90210

         Ernest Bogen ...............................                       17,320(8)               Less than 1%
                  85 Fifth Avenue
                  New York, New York  10003

         Paul Gordon ................................                           0                         0
                  85 Fifth Avenue
                  New York, New York  10003

         Robert Stewart .............................                        1,000                  Less than 1%
                  85 Fifth Avenue
                  New York, New York  10003
         All directors and officers as a group (nine persons)            1,461,798(9)                  45.29%

----------

(1) Except to the extent otherwise indicated, to the best of the Company's knowledge, each of the indicated persons exercises sole voting and investment power with respect to all shares beneficially owned by him.

(2) Includes 9,800 shares owned by The Weinstein Foundation, a private foundation of which Mr. Weinstein acts as trustee and as to which shares Mr. Weinstein has shared investment and shared voting power, and 109,500 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(3) Based upon information set forth in Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on or about February 13, 2002. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 221,300 shares, or % of the Company's outstanding Common Stock, as a result of acting as investment adviser to several investment companies. The ownership by one investment company, Fidelity Low Priced Stock Fund, amounted to 221,300 shares. Mr. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the aforementioned investment companies each has the power to dispose of the 221,300 shares.

(4) Based upon information set forth in Schedule 13G filed by Kirkwood Capital LP with the Securities and Exchange Commission on or about September 4, 2003.

(5) Based upon information set forth in Schedule 13D filed by Mr. Arthur Zankel with the Securities and Exchange Commission on or about January 22, 2004.

(6) Includes 30,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(7) Includes 15,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(8) Includes 7,320 shares owned by Mr. Bogen's spouse, as to which Mr. Bogen disclaims beneficial ownership.

(9) Includes 154,500 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.


                                 ---------------

         In the event of the death of Michael Weinstein, the Company has agreed to purchase from his estate, at the option of his executor or legal representative, such number of shares of Common Stock as may be purchased with the proceeds of a $5,000,000 insurance policy maintained by the Company on the life of Mr. Weinstein, at a price per share equal to the greater of the then book value or the then fair market value of such shares. The Company is obligated to maintain $5,000,000 of insurance on the life of Mr. Weinstein during the term of the agreement.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         A board of seven directors is to be elected at the Meeting. A majority of the independent members of the Board have nominated the following persons for election to the Board to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and shall qualify. Unless a proxy shall specify that it is not to be voted for the directors, it is intended that the shares represented by each duly executed and returned proxy will be voted IN FAVOR of the election as directors of the persons named below.

         Each of the persons named below is at present a director of the Company. If for any reason any nominee is not a candidate for election at the Meeting, such proxies will be voted for a substitute nominee and for the others named below. The Board does not anticipate that any nominee will not be a candidate.


                                                                                                        Director
             Name                Age       Principal Occupation and Position with the Company            Since
             ----                ---       --------------------------------------------------            -----
Ernest Bogen                     72    Restaurant operations; Chairman of the Board of the Company        1983
Michael Weinstein                60    President and Chief Executive Officer of the Company               1983
Robert Towers                    56    Executive Vice President, Chief Operating Officer and              1987
                                       Treasurer of the Company
Paul Gordon                      52    Senior Vice President of the Company                               1996
Marcia Allen                     53    President, Allen & Associates                                      2003
Bruce R. Lewin                   55    Continental Hosts, Ltd., Member                                    2000
Steven Shulman                   62    Managing Director, Hampton Group Inc.                              2003

---------------

Biographical Information

         Ernest Bogen has been a director of the Company since its inception in January 1983 and was also Secretary until September 1985 and Treasurer until March 1987. He was elected Chairman of the Board of Directors of the Company in September 1985. During the past five years, Mr. Bogen was a director and 25% shareholder of Easy Diners, Inc., a restaurant management company which operated a restaurant in New York City until January 31, 2002 and of RSWB Corp. and BSWR Corp., each of which operates a restaurant in New York City. Mr. Bogen is also the owner of 24% of the membership interests of each of Dockeast, LLC and Dockwest, LLC, each of which operates a restaurant in New York City. Mr. Bogen is an officer, director and 25% shareholder of BSRS Corp. which previously owned a restaurant in Boca Raton, Florida. Easy Diners, Inc., RSWB Corp., BSRS Corp., Dockeast, LLC, Dockwest, LLC and BSWR Corp. are not subsidiaries or affiliates of the Company.

         Michael Weinstein has been the President, Chief Executive Officer and a director of the Company since its inception in January 1983. During the past five years, Mr. Weinstein has been an officer, director and 25% shareholder of Easy Diners, Inc., a restaurant management company which operated a restaurant in New York City until January 31, 2002. Mr. Weinstein is also a director and 25% shareholder of RSWB Corp. and BSWR Corp. (since April 1998) each of which operates a restaurant in New York City. Mr. Weinstein is also the owner of 24% of the membership interests of each of Dockeast, LLC and Dockwest, LLC, each of which operates a restaurant in New York City. Easy Diners, Inc., RSWB Corp., Dockeast, LLC, Dockwest, LLC and BSWR Corp. are not subsidiaries or affiliates of the Company. Mr. Weinstein spends substantially all of his business time on Company-related matters.

         Robert Towers has been employed by the Company since November 1983 and was elected Vice President, Treasurer and a director in March 1987. Mr. Towers became an Executive Vice President and Chief Operating Officer in April 2001. Mr. Towers is also the Executive Vice President, Treasurer and Secretary of each of the Company's Las Vegas, Nevada subsidiaries.

         Paul Gordon has been employed by the Company since 1983 and was elected as a director in November 1996 and a Senior Vice President in April 2001. Mr. Gordon is the manager of the Company's Las Vegas operations, and is a Senior Vice President of each of the Company's Las Vegas, Nevada subsidiaries. Prior to assuming that role in 1996, Mr. Gordon was the manager of the Company's operations in Washington, D.C. commencing in 1989.

         Marcia Allen was elected a director of the Company in 2003. For the past five years, Ms. Allen has been the President of Allen & Associates Inc., a business and acquisition consulting firm. Also, from December 2001 to August 2002 Ms. Allen served as President and a member of the board of directors of Accesspoint Inc.

         Bruce R. Lewin was elected a director of the Company in February 2000. Mr. Lewin has been the President and a director of Continental Hosts, Ltd since August 2001. For the past five years he has been the owner of Bruce R. Lewin Fine Art. He is also a member of Fuze Beverage, LLC. Mr. Lewin was formerly a director of the Bank of Great Neck (in New York), and a former director of the New York City Chapter of the New York State Restaurant Association.

         Steven Shulman was elected a director of the Company in December 2003. During the past five years, Mr. Shulman has been the managing director of Hampton Group Inc., a company engaged in the business of making private investments. Mr. Shulman also serves as a director of various private companies.

                                 ---------------

         All officers of the Company are elected by and serve at the pleasure of the Board. There are no family relationships among any of the directors or executive officers of the Company. The Board has determined that each of the following directors is an "independent director" as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities
Dealers (the "NASD"): Ernest Bogen, Bruce Lewin, Marcia Allen and Steven
Shulman.

         Director Compensation

         In fiscal 2003 the Company paid a fee of $10,000 to each director who was not an officer of the Company.

         Transactions With Related Parties

         The Company provides purchasing services to restaurants in which Messrs. Weinstein and Bogen have interests, for which the Company receives a fee which has not exceeded $30,000 in any fiscal year.

         The Company made loans, primarily in connection with the exercise of stock options, to Robert Towers, Vincent Pascal and Paul Gordon. Such loans are repayable on demand and bear interest at prime plus one-half percent. During fiscal 2003, the largest amount of indebtedness outstanding at any one time with respect to these loans of Mr. Towers, Mr. Pascal and Mr. Gordon was $426,000, $183,000 and $60,000 respectively. At January 23, 2004, Mr. Towers, Mr. Pascal and Mr. Gordon were indebted to the Company in the amounts of $463,000, $158,000 and $0 respectively. At January 23, 2004, Mr. Weinstein, Mr. Towers and Mr. Pascal were indebted to the Company in the amounts of $35,000, $37,000 and $15,000 respectively with respect to certain executive loans. Such loans are payable on demand and bear interest at the minimum statutory rate.
During fiscal 2003, the largest amount of indebtedness of Mr. Weinstein outstanding at any one time was $835,000.

         Meetings and Committees of the Board of Directors

         Messrs. Shulman and Lewin and Ms. Allen currently serve as members of the Stock Option Committee of the Board. The Stock Option Committee administers the Company's 1996 Stock Option Plan and, if adopted by shareholders, the Company's 2004 Stock Option Plan. During fiscal 2003, the Stock Option

Committee had no meetings and took no action by unanimous written consent of the members of the Committee.

         Messrs. Lewin and Bogen and Ms. Allen currently serve as members of the Audit Committee of the Board of Directors. The Audit Committee is responsible for, among other things, receiving and reviewing the recommendations of the independent auditors, reviewing consolidated financial statements of the Company, meeting periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls, resolving potential conflicts of interest and reviewing Company's accounting policies. Messrs. Lewin and Bogen and Ms. Allen are independent directors within the meaning of the listing standards of NASD. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and accounting matters to serve on the Committee. The Board of Directors has also designated Ms. Allen as an audit committee financial expert as defined by the SEC. In 2003 the Board adopted an amended written charter for the Audit Committee. A copy of the amended charter is included as Attachment A to this proxy statement. The Audit Committee held four meetings during fiscal 2003.

         Messrs. Lewin and Shulman and Ms. Allen currently serve as members of the Compensation Committee. The Compensation Committee is responsible for reviewing the Company's compensation policies, establishing the compensation for the President and Chief Executive Officer of the Company and making recommendations on compensation for other executive officers of the Company. The Compensation Committee held two meetings during fiscal 2003.

         During the Company's past fiscal year, the Board held four meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees on which he served.

         Nomination of Directors

         The Company does not have a standing committee for the nomination of directors due to the fact that the independent members of the Board, acting separately from the Board, nominate the members of the Board. The independent members of the Board determine the nominees for the Board with the advice and recommendations of the President of the Company. The Board will consider candidates for director put forward by shareholders.

         Director nominees should possess the highest personal and professional ethics, integrity and values, and must be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Board seeks to identify candidates with diverse experience in business, management, marketing, finance, and other areas that are relevant to our activities. Additionally, director nominees should have sufficient time to effectively carry out their duties.
         Stockholders may propose nominees for consideration by the Board by submitting the names, appropriate biographical information and qualifications in writing to: Robert Towers, Executive Vice President, Ark Restaurants Corp., 85 Fifth Avenue, New York, NY 10003. In considering any nominee proposed by a stockholder, the Board will reach a conclusion based on the criteria described above. After full consideration, the stockholder proponent will be notified of the decision of the Board. In order to be considered for inclusion in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2005, the name of the proposed nominee and the supporting documentation must be received before September 30, 2004.

         The Board has commenced efforts to identify candidates who meet our qualification criteria and are independent. As part of its efforts, the Board periodically invites prospective candidates to submit their qualifications for review by the independent members of the Board. The Company does not pay any third party to assist in the process of identifying or evaluating candidates. The Board has not rejected any director candidate put forward by a shareholder or group of shareholders who beneficially own more than 5% of the Company's Common Stock for at least one year at the time of the recommendation.

         The Company does not have a policy with respect to the attendance of directors at the annual meeting of shareholders. At the last annual meeting of shareholders, a majority of the members of the Board were personally present at the meeting.

                             EXECUTIVE COMPENSATION

         The Summary Compensation Table shown below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the 2003, 2002 and 2001 fiscal years, of those persons who were, at September 27, 2003, (i) the President and Chief Executive Officer of the Company and (ii) the other four most highly compensated executive officers of the Company.


                           SUMMARY COMPENSATION TABLE


                                                                                                       Long-Term
                                                            Annual Compensation                      Compensation
                                                            -------------------                      ------------
                                                                                                      Securities
                                                                                    All Other         Underlying
                                                      Salary         Bonus       Compensation          Options
       Name and Principal Position          Year        ($)           ($)             ($)                (#)
       ---------------------------          ----      -------        -------     --------------       -----------
Michael Weinstein                           2003     654,721          40,000                                   --
     President and Chief Executive          2002     594,048               0                               99,000
     Officer..............................  2001     521,630          33,000                                   --

Vincent Pascal                              2003     279,056          17,000                                   --
     Senior Vice President and              2002     253,159          30,000                               30,000
     Secretary ...........................  2001     233,359          14,055                                   --

Robert Towers                               2003     279,056              --                                   --
     Executive Vice President, Chief        2002     253,159          30,000                               30,000
     Operating Officer and Treasurer......  2001     233,359          14,055                                   --

                                            2003     208,716          13,000         136,846(2)
Paul Gordon                                 2002     203,155          12,150         113,258(2)            32,000
     Senior Vice President ...............  2001     219,769          51,820                                   --

                                            2003     210,646               0                                   --
Robert Stewart(1)                           2002      61,539               0                                   --
     Chief Financial Officer..............  2001          --              --                                   --

---------------

(1)  Mr. Stewart became Chief Financial Officer of the Company in June 2002.

(2) This amount represents commissions of 1% of operating profits of the Las Vegas operations.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The table shown below sets forth information related to options to purchase the Company's Common Stock that were granted in fiscal year 2003 to those persons who were, at September 27, 2003, (i) the President and Chief Executive Officer of the Company and (ii) the other four most highly compensated executive officers of the Company.


                                                                                          Potential Realizable Value
                                                                                          at Assumed Annual Rates of
                                                                                          Stock Price Appreciation
                                Individual Grants                                              for Option Term
------------------------------------------------------------------------------------------------------------------------
            Name                         Percent of
                                           Total
                         Number of        Options
                         Securities      Granted to
                         Underlying      Employees       Exercise
                          Options        In Fiscal        Price           Expiration
                        Granted (#)         Year          ($/Sh)             Date           5% ($)       10% ($)
------------------------------------------------------------------------------------------------------------------------
Michael Weinstein.....       None           --             --                   --            --           --
Vincent Pascal........       None           --             --                   --            --           --
Robert Towers.........       None           --             --                   --            --           --
Paul Gordon...........       None           --             --                   --            --           --
Robert Stewart........       None           --             --                   --            --           --


---------------

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL-YEAR END OPTION VALUES

         The table shown below sets forth certain information for the President and Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company (i) with respect to option exercises during fiscal 2003 and (ii) at September 27, 2003, with respect to unexercised options to purchase shares of the Company's Common Stock under the Company's 1996 Stock Option Plan.


                            Shares                          Number of Securities             Value of Unexercised
                          Acquired on        Value         Underlying Unexercised            In-The-Money Options at
         Name            Exercise (#)    Realized ($)    Options at Fiscal Year-End (#)      Fiscal Year-End ($) (1)
         ----            ------------    ------------    ------------------------------    ----------------------------
                                                         Exercisable     Unexercisable     Exercisable    Unexercisable
                                                         -----------     -------------     -----------    -------------
Michael Weinstein..........  None             --           84,750            74,250          202,597        371,992
Vincent Pascal.............  None             --           22,500            22,500           57,225        112,725
Robert Towers..............  None             --           22,500            22,500           57,225        112,725
Paul Gordon................  None             --           23,000            24,000           59,730        120,240
Robert Stewart.............  None             --               --                --               --             --


---------------

(1) Based on the closing sale price of $11.31 per share on the NASDAQ/National Market System of the Company's Common Stock on September 26, 2003, less the exercise price payable for the shares.

Stock Option Plan

         The Company's 1996 Stock Option Plan, as amended, is the only equity compensation plan currently in effect and it was approved by the shareholders. The Plan permits the Company to grant options to purchase up to 650,000 shares of the Company's common stock. These options may be granted as incentive stock options, designed to meet the requirements of Section 422 of the Internal Revenue Code, or they may be "non-qualified" options that do not meet the requirements of that section.

         The purpose of the Plan is to encourage stock ownership by the Company's employees, directors, officers, independent contractors and advisors of the Company and its subsidiaries and thereby enhance their proprietary interest in the Company. The Stock Option Committee determines which of the eligible directors, officers, employees, consultants and advisors receive stock options, the terms of the options, including applicable vesting periods, the number of shares for which options are granted, and the manner in which options may be exercised. The Stock Option Committee also determines the exercise price of each option. With respect to incentive stock options, the option price may not be less than 100% of the fair market value on the date of the grant; with respect to non-qualified stock options, the exercise price may not be less than 85% of the fair market value on the date of the grant. In making such determinations, the Stock Option Committee may take into account the nature and period of service of eligible employees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Stock Option Committee deems relevant. Most of the options granted under the Plan expire within five years from the date of grant, or earlier.

         If the Company's 2004 Stock Option Plan is approved by shareholders at the Meeting, the Board has voted to terminate the 1996 Stock Option Plan. This action would terminate the 257,000 authorized but unissued options under the plan. It would not affect any of the options previously issued under the plan.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following is a summary of the securities authorized for issuance under the 1996 Stock Option Plan at September 27, 2003:

---------------------------------------------------------------------------------------------------------------------------
Plan Category                              (a) Number of           (b) Weighted-            (c) Number of securities
                                           securities to be        (average                 remaining available for future
                                           issued upon exercise    exercise price of        issuance under equity
                                           of outstanding          outstanding              compensation plans (excluding
                                           options, warrants and   options, warrants        securities reflected in
                                           rights                  and rights               column (a))
---------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved             393,000                 $7.91                           257,000
by shareholders(1)
---------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not approved          None                   N/A                              None
by shareholders(2)
---------------------------------------------------------------------------------------------------------------------------
Total                                          393,000                 $7.91                           257,000
---------------------------------------------------------------------------------------------------------------------------

         The average exercise price of outstanding options, at September 27, 2003, was approximately $7.91 per share. Of the 393,000 options outstanding on September 27, 2003, 296,000 were held by the Company's officers and directors.

(1) The 1996 Stock Option Plan, which was approved by shareholders, is the Company's only equity compensation plan currently in effect. If the Company's 2004 Stock Option Plan is approved by shareholders at the Meeting, the Board has voted to terminate the 1996 Stock Option Plan. This action would terminate the 257,000 authorized but unissued options under the plan. It would not affect any of the options previously issued under the plan.

(2) The Company has no equity compensation plan that was not approved by shareholders.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN


         The graph set forth below compares the yearly percentage change in cumulative total shareholder return on the Company's Common Stock for the five-year period commencing October 2, 1998 and ending September 27, 2003 against the cumulative total return on the NASDAQ Market Index and a peer group comprised of those public companies whose business activities fall within the same standard industrial classification code as the Company. This graph assumes a $100 investment in the Company's Common Stock and in each index on October 2, 1998 and that all dividends paid by companies included in each index were reinvested.


                              [PERFORMANCE GRAPH]



                                     10/2/98      10/1/99      9/29/00     9/29/01      9/28/02      9/27/03
                                     -------      -------      -------     -------      -------      -------
ARK RESTAURANTS CORP.                 100.00      101.21        93.02       72.27        69.33       114.47

SIC CODE INDEX
(SIC CODE 5812 Eating and
Drinking Places)                      100.00      129.48        99.68       102.50       94.86       122.29

NASDAQ MARKET INDEX                   100.00      163.15       216.68       88.56        69.6        106.64

         The foregoing graph shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee, consisting of Messrs. Lewin and Shulman and Ms. Allen, determines the compensation of the President and sets policies for and reviews with the President the compensation awarded to the other principal executives.

         The Company's current executive officers consist of the President, Michael Weinstein, and Messrs. Pascal, Towers, Gordon and Stewart. The three elements of their compensation have been salary, bonus and stock options.

         The President is the founder and Chief Executive Officer of the Company. He owns over 1,000,000 shares of Company stock (including exercisable options), approximately 33% of the outstanding shares. The Compensation Committee believes he is substantially motivated, both by reason of stock ownership and commitment to the Company, to act on behalf of all shareholders to optimize overall corporate performance. Accordingly, the Compensation Committee has not considered it necessary to specifically relate the President's compensation to corporate performance.

         The President's annual salary was increased from $521,630 in fiscal 2001, to $594,048 in fiscal 2002 and $654,721 in fiscal 2003. The President was also paid a bonus of $33,000 in fiscal 2001, $0 in fiscal 2002 and $40,000 in fiscal 2003. In April 1999, he received an option to purchase 60,000 shares of Common Stock, and in December 2001 he received an option to purchase an additional 99,000 shares of Common Stock. The Compensation Committee believes the compensation paid to the President to be comparable or less than that generally paid to chief executive officers at comparable companies.

         The Compensation Committee relies extensively on the views of the President in determining salaries paid to Messrs. Pascal, Towers, Gordon and Stewart. Their salary levels are believed to be competitive with amounts paid to executives with comparable qualifications, experience and responsibilities at companies of comparable size and also reflect assessments of past performance and expectations concerning future contributions to the Company and its business.

         It is through the use of stock options that the Company has endeavored to relate corporate performance and compensation of the executives other than Mr. Weinstein. The Board believes that significant stock ownership is a major incentive in building shareholder wealth and aligning the interests of employees and shareholders. In January 1997, Messrs. Pascal and Towers received options to purchase 17,500 shares of Common Stock, and Mr. Gordon received options to purchase 25,000 shares, all of which expired on January 2, 2002. In April 1999, Messrs. Pascal, Towers and Gordon each received options to purchase 15,000 shares of Common Stock. In December 2001, Messrs. Towers and Pascal each received options to purchase 30,000 shares of Common Stock, and Mr. Gordon received options to purchase 32,000 shares. No stock options were granted in fiscal 2003.

         Stock options are granted by the Company's Stock Option Committee consisting of Ms. Allen and Messrs. Lewin and Shulman. They consult with the Compensation Committee in awarding options to the Company's executives. All options granted under the Company's 1996 Stock Option Plan were granted at an exercise price equal to the market price on the date of grant.

         This report is respectfully submitted by the Compensation Committee of the Board of Directors.

         Bruce R. Lewin, Steven Shulman and Marcia Allen.

Compensation Committee Interlocks and Insider Participation

         No member of the Company's Compensation Committee or Stock Option Committee is an employee or officer of the Company. No officer, director or other person had any interlock relationship required to be disclosed in this proxy statement.


                 PROPOSAL 2: APPROVAL OF 2004 STOCK OPTION PLAN

         The Company's 1996 Stock Option Plan, which expires in January 2006, has 257,000 shares remaining for issuance under the Plan. The Company wishes to be able to issue additional options to attract and retain qualified employees. Accordingly, the Board adopted the 2004 Stock Option Plan (the "2004 Plan") effective January 26, 2004, subject to approval by the Company's stockholders, pursuant to which the Company may issue options to acquire up to 450,000 shares of its Common Stock. The 2004 Plan is intended to encourage stock ownership by directors, officers, and employees of the Company and its subsidiaries and thereby enhance their proprietary interest in the Company.

         The Board has voted to terminate the 1996 Stock Option Plan if shareholders of the Company approve the adoption of the 2004 Plan. The effect of terminating the 1996 Stock Option Plan and approving the 2004 Plan is as follows: (i) the Company will have the authority to issue options to purchase 450,000 shares of Common Stock and (ii) all options previously issued under the 1996 Stock Option Plan will remain outstanding in accordance with their terms.

         A summary of the signification provisions of the 2004 Plan is set forth below. A complete copy of the 2004 Plan is attached as Attachment B to this Proxy Statement, and the following summary is qualified in its entirely by reference to the complete plan.

         Purpose. The purpose of the 2004 Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company.

         Term of Plan. The 2004 Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the 2004 Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the 2004 Plan is adopted by the Board or the date the 2004 Plan is duly approved by the stockholders of the Company.

         Administration by the Board. The 2004 Plan shall be administered by the Stock Option Committee. The Stock Option Committee shall have the power to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option; to designate Options as Incentive Stock Options or Nonstatutory Stock Options; to determine the Fair Market Value of shares of Stock or other property; to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof; to approve one or more forms of Option Agreement; to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof; to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Company; to prescribe, amend or rescind rules, guidelines and policies relating to the 2004 Plan, or to adopt supplements to, or alternative versions of, the 2004 Plan; and to correct any defect, supply any omission or reconcile any inconsistency in the

2004 Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Stock Option Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

         Maximum Number of Shares Issuable. The maximum aggregate number of shares of Stock that may be issued under the 2004 Plan shall be four hundred and fifty thousand (450,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

         Persons Eligible for Options. Options may be granted only to employees and directors of the Company. Any person who is not an employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service.

         Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options.

         Terms and Conditions of Options. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.

         Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten
(10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company, and (d) with the exception of an Option granted to an Officer or a Director, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option, subject to the Optionee's continued Service.

         Transferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

         Termination or Amendment of Plan. The Board may terminate or amend the 2004 Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the 2004 Plan, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the 2004 Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule.

         Stockholder Approval. The 2004 Plan must be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board.

         Required Vote. The affirmative vote of holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting is required to approve the 2004 Plan pursuant to the following resolution:

         "RESOLVED, that the Company's 2004 Stock Option Plan be approved in the form annexed as Attachment B to the Company's Proxy Statement dated February 9, 2004."

         THE BOARD OF DIRECTORS RECOMMENDAS THAT YOU VOTE FOR THE ADOPTION OF THE COMPANY'S 2004 STOCK OPTION PLAN.


         PROPOSAL 3:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         It is proposed that shareholders ratify the appointment by the Board of J.H. Cohn LLP as independent auditors for the Company for the fiscal year ending October 2, 2004. The Company expects representatives of J.H. Cohn LLP to be present at the Meeting and available to respond to appropriate questions submitted by shareholders. Such representatives will also be accorded an opportunity at such time to make such statements as they may desire.

         Approval by the shareholders of the appointment of independent auditors is not required, but the Board deems it desirable to submit this matter to shareholders. If holders of a majority of the outstanding shares of Common Stock present and voting at the meeting do not approve the appointment of J.H. Cohn LLP, the selection of independent auditors will be reconsidered by the Board.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

Audit and Non-Audit Fees

           During fiscal 2002 and 2003, Deloitte & Touche LLP served as independent auditors for the Company. The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements for the years ended September 27, 2003 and September 28, 2002, and fees for other services rendered by Deloitte & Touche LLP during those periods.


                              2003           2002
Audit Fees                   $216,000       $174,000
Audit Related Fees             16,000         11,000
Tax Fees                       79,000         50,000
Total                        $311,000       $235,000

         Audit Fees. Annual audit fees relate to services rendered in connection with the audit of the Company's consolidated financial statements and the quarterly reviews of financial statements included in the Company's Forms 10-Q.

         Audit Related Fees. Audit related services include fees for SEC registration statement services, benefit plan audits, consultation on accounting standards or transactions, statutory audits, business acquisitions, and assessment of risk management controls in connection with the implementation of
Section 404 of the Sarbanes-Oxley Act of 2002.

         Tax Fees. Tax services include fees for tax compliance, tax advice and tax planning.

         The Audit Committee considers whether the provision of these services is compatible with maintaining the auditor's independence, and has determined such services for fiscal 2003 and 2002 were compatible.

         The Company has been advised by Deloitte & Touche LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

         The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor.

         On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The projects and categories of service are as follows:

         Audit -- Annual audit fees relate to services rendered in connection with the audit of the Company's consolidated financial statements and the quarterly reviews of financial statements included in the Company's Forms 10-Q.

         Audit Related Services -- Audit related services include fees for SEC registration statement services, benefit plan audits, consultation on accounting standards or transactions, statutory audits, and business acquisitions.

         Tax -- Tax services include fees for tax compliance, tax advice and tax planning.

                             AUDIT COMMITTEE REPORT

The following report is not deemed to be "soliciting material" or to be "filed` with the SEC or subject to the SEC's proxy rules or to the liabilities of
Section 18 of the 1934 Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

         The Audit Committee evidenced its completion of and compliance with the duties and responsibilities set forth in the adopted Audit Committee Charter through a formal written report dated and executed as of December 26, 2003. A copy of that report is set forth below.

December 26, 2003

The Board of Directors
Ark Restaurants Corp.


Fellow Directors:

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation's financial reporting process. The Audit Committee conducted its oversight activities for Ark Restaurants Corp. and subsidiaries ("Ark") in accordance with the duties and responsibilities outlined in the audit committee charter. The Audit Committee annually reviews the NASD standard of independence for audit committees and its most recent review determined that the committee meets that standard.

Ark management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation's independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the Unites States of America.

The Audit Committee, with the assistance and support of the Chief Financial Officer of Ark has fulfilled its objectives, duties and responsibilities as stipulated in the audit committee charter and has provided adequate and appropriate independent oversight and monitoring of Ark's systems of internal control for the fiscal year ended September 27, 2003.

These activities included, but were not limited to, the following significant accomplishments during the fiscal year ended September 27, 2003:


o Reviewed and discussed the audited financial statements with management and the external auditors.

o Discussed with the external auditors the matters requiring discussion by Statement on Auditing Standards No. 61, including matters related to the conduct of the audit of the financial statements.

o Received written disclosures and letter from the external auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

In reliance on the Committee's review and discussions of the matters referred to above, the Audit Committee recommends the audited financial statements be included in Ark's Annual Report on Form 10-K for the fiscal year ended September 27, 2003, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Ark Restaurants Corp. Audit Committee

Bruce Lewin, Marcia Allen and Ernest Bogen

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "Commission") and the NASDAQ/National Market System. Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

         Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2003.

                                VOTING PROCEDURES

         Pursuant to Commission rules, a designated blank space is provided on the proxy card to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted in determining the votes cast and will have no effect on the vote. With respect to the tabulation of votes cast on the selection of independent auditors (Proposal 3), abstentions will not be considered as present and voting with respect to that specific proposal.

         Under the rules of the National Association of Securities Dealers
(NASD), brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote upon the election of directors, the selection of independent auditors and other routine matters. With respect to other matters, brokers do not have authority under NASD rules to vote on their own initiative unless they have received instructions from beneficial owners. This is commonly referred to as a "broker non-vote."

                              SHAREHOLDER PROPOSALS

         As of the date of this proxy statement, the Board has not received notice of, and does not intend to propose, any other matters for shareholder action. However, if any other matters are properly brought before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgment.

         Shareholders wishing to present proposals to be considered for inclusion in the Company's proxy statement for the 2005 shareholders meeting are to deliver the proposals so they are received by the Company by no later than September 28, 2004, at Ark Restaurants Corp., Attention Treasurer, 85 Fifth Avenue, New York, NY 10003. The proposals must be submitted in accordance with all applicable rules and regulations of the Securities and Exchange Commission.

         Stockholder communications may be submitted at any time in writing to:
Robert Towers, Executive Vice President, Ark Restaurants Corp., 85 Fifth Avenue, New York, NY 10003. Stockholder communications are communications from any stockholder to the Board of Directors, any Committee or any director on matters that relate reasonably to their respective duties and responsibilities.

                                  ANNUAL REPORT

         The 2003 Annual Report of the Company, including financial statements, is being mailed together with this Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy on or about February 9, 2004 to each shareholder of record.

                                  OTHER MATTERS

         THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 27, 2003, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF THE COMPANY'S SHAREHOLDERS OF RECORD ON FEBRUARY 9, 2004 AND EACH BENEFICIAL SHAREHOLDER ON THAT DATE, UPON RECEIPT OF A WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S OFFICES, 85 FIFTH AVENUE, NEW YORK, NEW YORK 10003, ATTENTION: ROBERT TOWERS, TREASURER. REQUESTS FROM BENEFICIAL SHAREHOLDERS MUST SET FORTH A GOOD FAITH REPRESENTATION AS TO SUCH OWNERSHIP ON THAT DATE.

         IT IS IMPORTANT THAT THE ACCOMPANYING PROXY BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE EARNESTLY REQUESTED TO DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.


                       MANNER AND EXPENSES OF SOLICITATION

         The solicitation of proxies in the accompanying form is made by the Board and all costs thereof will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone, or telegraph but they will not receive additional compensation for such services. The Company may also retain the services of a professional proxy solicitation firm to assist in the solicitation of proxies. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of the Common Stock in their names will be requested by the Company to forward proxy material to their principals and will be reimbursed for their reasonable out-of-pocket expenses incurred in respect thereto.


                                   ARK RESTAURANTS CORP.

                                   By Order of the Board of Directors,

                                   Vincent Pascal
                                   Secretary and Senior Vice President

New York, New York
February 9, 2004

                                                                Attachment A


                              ARK RESTAURANTS CORP.
                             AUDIT COMMITTEE CHARTER


Purpose

        The Audit Committee of Ark Restaurants Corp. (the "Company") was established by the Board of Directors of the Company for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

        The Committee is primarily responsible for: (1) monitoring the quality and integrity of the Company's financial statements and systems of internal controls regarding risk management, finance and accounting; (2) monitoring the independent auditor's qualifications and independence; (3) monitoring the performance of the Company's internal audit function and independent auditors; and (4) issuing the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Composition

      1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by a majority vote of the Board at the first meeting to be held following the annual meeting of stockholders of the Company.

      2. Qualifications. Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of law and Nasdaq. If possible, at least one member of the Committee shall meet the applicable Securities and Exchange Commission definition of "financial expert" or if no members satisfy such definition, the Committee shall promptly so inform the Board.

      3.   Chair. The Chair of the Committee shall be appointed by the Board.

      4. Replacement. Any vacancies on the Committee shall be filled by a majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy.

      5. Compensation. Director's fees are the only compensation a member of the Committee may receive from the Company.

Operations

      1. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall, in the absence of unusual circumstances, meet at least four times per year. The Chair of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee.

      2. Agenda. The Chair of the Committee shall develop and set the Committee's agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

      3. Report to Board. At each Board meeting, the Committee shall deliver to the Board a report on any Committee meetings that have been held since the preceding Board meeting, including a description of all actions taken by the Committee during such period. The Committee shall submit to the Board the minutes of its meetings. The Committee shall further report regularly to the Board and will review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, the performance of the internal audit function and other matters of importance to the Board.

      4. Assessment of Charter. The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board.

Authority and Duties

Independent Auditor's Qualifications and Independence

      1. The Committee shall be directly responsible for the appointment, retention, termination and oversight of the work of the independent auditor employed by the Company to audit the books of the Company and its subsidiaries (with the input, if the Committee so desires, of Company management). The independent auditors are ultimately accountable to the Committee.

      2. The Committee shall have the sole authority to approve the independent auditor's fee arrangements and other terms of service, and to preapprove any permitted non-audit services to be provided by the independent auditor. The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

      3. The Committee shall obtain and review with the lead audit partner of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and (to assess the independent auditor's independence) all relationships between the independent auditor and the Company.

Financial Statements and Related Disclosure

      1. The Committee shall review the annual audited financial statements and quarterly financial statements with management and the independent auditor before the filing of the Company's Form 10-K and Form 10-Q. Any material changes in accounting principles or accounting for new significant items will be reviewed.

      2. The Committee shall review with management earnings press releases, which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release. This task can be delegated to the Chair of the Committee or the Chair's designee.

      3. The Committee shall review with management and the independent auditor the following: (a) all critical accounting policies and practices (and changes therein) of the Company, to be used by the Company in preparing its financial statements, (b) major issues regarding the accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (c) the major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies and (d) other material communications between the independent auditor and management, such as any management letter. In addition, the Committee shall regularly review with the independent auditors any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditors activities or on access to requested information, and any significant disagreements with management.

      4. The Committee shall review with management the effectiveness of the Company's disclosure controls and procedures.

      5. The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.


Performance of the Internal Audit Function; Related Party Transactions

      1. The Committee shall review with management and the independent auditor the scope, planning and staffing of the proposed audit for the current year.

      2. The Committee shall review with management and the independent auditor the quality, adequacy and effectiveness of the Company's internal controls and any significant deficiencies or material weaknesses in internal controls, and shall elicit from management or the independent auditor any recommendations that they may have for the improvement of such internal control procedures.

      3. The Committee shall establish procedures, as set forth in Annex A hereto, for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, misuse or inappropriate use of corporate assets or auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

      4. The Committee shall review and approve all transactions between the Company and parties who are related to the Company to the extent required under applicable laws and rules of Nasdaq.


        The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel. The Committee may retain counsel, auditors or other advisors, in its sole discretion. The Company shall provide for appropriate funding, as determined by the Committee, for the payment of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and to any other advisors employed by the Committee. In addition, the Company shall provide appropriate funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Clarification of Audit Committee's Role

        The Committee's responsibility is one of oversight. It is the responsibility of the Company's management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company's independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

                                                                         Annex A

        Employee Complaint Procedures for Accounting and Auditing Matters


         Any employee of the Company may submit a good faith complaint regarding accounting or auditing matters to the management of the Company without fear of dismissal or retaliation of any kind. The Company is committed to achieving compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices. The Company's Audit Committee will oversee treatment of employee concerns in this area.

         In order to facilitate the reporting of employee complaints, the Company's Audit Committee has established the following procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters ("Accounting Matters") and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Receipt of Employee Complaints

         o Employees with concerns regarding Accounting Matters may report their concerns to the Chief Financial Officer of the Company or to the Chair of the Audit Committee of the Board of Directors of the Company.

         o Employees may forward complaints on a confidential or anonymous basis by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, Ark Restaurants Corp., 85 Fifth Avenue, New York, NY 10003, such envelope to be labeled with a legend such as:
"To be opened by the Audit Committee only." If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this on the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate

Scope of Matters Covered by These Procedures

These procedures relate to employee complaints relating to any questionable accounting or auditing matters, including, without limitation, the following:

         o fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company;

         o fraud or deliberate error in the recording and maintaining of financial records of the Company;

         o deficiencies in or noncompliance with the Company's internal accounting controls;

         o misrepresentation or false statement to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; or

         o deviation from full and fair reporting of the Company's financial condition.

Treatment of Complaints

         o Upon receipt of a complaint, the recipient will (i) determine whether the complaint actually pertains to Accounting Matters and (ii) when possible, acknowledge receipt of the complaint to the sender.

         o Complaints relating to Accounting Matters will be reviewed under Audit Committee direction, Internal Audit or such other persons as the Audit Committee determines to be appropriate.

          Confidentiality will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review.

         o Prompt and appropriate corrective action will be taken when and as warranted in the judgment of the Audit Committee.

         o The Company will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee in the terms and conditions of employment based upon any lawful actions of such employee with respect to good faith reporting of complaints regarding Accounting Matters or otherwise as specified in Section 806 of the Sarbanes-Oxley Act of 2002.

Reporting and Retention of Complaints and Investigations

         o The Company will maintain a log of all complaints, tracking their receipt, investigation and resolution and shall prepare a periodic summary report thereof for the Audit Committee. Copies of complaints and such log will be maintained in accordance with the Company's document retention policy.

                                                                    Attachment B

                              ARK RESTAURANTS CORP.
                             2004 STOCK OPTION PLAN


1.  ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

      1.1 Establishment. The Ark Restaurants Corp. 2004 Stock Option Plan (the "Plan") is hereby established effective as of January 26, 2004.

      1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

      1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.  DEFINITIONS AND CONSTRUCTION.

      2.1 Definitions . Whenever used herein, the following terms shall have their respective meanings set forth below:

             (a) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

             (b) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

             (c) "Committee" means the Stock Option Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

             (d) "Company" means Ark Restaurants Corp., a New York corporation, or any successor corporation thereto.

             (e) "Director" means a member of the Board or of the board of directors of any other Participating Company.

             (f) "Disability" means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee's position with the Participating Company Group because of the sickness or injury of the Optionee.

             (g) "Employee" means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall exercise its discretion as to whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

             (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             (i) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                    (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                    (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

             (j) "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

             (k) "Insider" means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

             (l) "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

             (m) "Officer" means any person designated by the Board as an officer of the Company.

             (n) "Option" means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

             (o) "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restriction of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

             (p) "Optionee" means a person who has been granted one or more Options.

             (q) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

             (r) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

             (s) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

             (t) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

             (u)  "Securities Act" means the Securities Act of 1933, as amended.

             (v) "Service" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee or a Director. An Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved in advance in writing by the Company; provided, however, that if any such leave exceeds ninety
           (90) days, on the ninety-first (91st) day of such leave the Optionee's Service shall be deemed to have terminated unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

             (w) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

             (x) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

             (y) "Ten Percent Owner Optionee" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of
           Section 422(b)(6) of the Code.

      2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.  ADMINISTRATION.

      3.1 Administration by the Board. The Plan shall be administered by the Board through the Committee. All questions of interpretation of the Plan or of any Option shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

      3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

      3.3 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

             (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

             (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

             (c) to determine the Fair Market Value of shares of Stock or other property;

             (d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

             (e)  to approve one or more forms of Option Agreement;

             (f) to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

             (g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

             (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

             (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

      3.4 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

      3.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matter as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.  SHARES SUBJECT TO PLAN.

      4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the plan shall be four hundred and fifty thousand (450,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee's exercise price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than four hundred and fifty thousand (450,000) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO Share Issuance Limit"). Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations ("Section 260.140.5"), the total number of shares of Stock issuable upon the exercise of all outstanding Options (together with options outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the stockholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of
    Section 260.140.45.

      4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.  ELIGIBILITY AND OPTION LIMITATIONS.

      5.1 Persons Eligible for Options. Options may be granted only to Employees and Directors. For purposes of the foregoing sentence, "Employees" and "Directors" shall include prospective Employees and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

      5.2 Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

      5.3 Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.  TERMS AND CONDITIONS OF OPTIONS.

    Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

      6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such

    Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

      6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten
    (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

      6.3  Payment of Exercise Price.

             (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made
           (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) provided that the Optionee is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company's sole discretion at the time the Option is exercised, by delivery of the Optionee's promissory note in a form approved by the Company for the aggregate exercise price, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

             (b)  Limitations on Forms of Consideration.

                    (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                    (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                    (iii) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine.

      6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

      6.5 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted. The Company shall have the right to assign at any time any right of first refusal or repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

      6.6  Effect of Termination of Service.

             (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee's termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

                    (i) Disability. If the Optionee's Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

                    (ii) Death. If the Optionee's Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve

                  (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                    (iii) Other Termination of Service. If the Optionee's
                  Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

             (b) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under
           Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or
           (iii) the Option Expiration Date.

      6.7 Transferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Section 260.140.41 of Title 10 of the California Code of Regulations, Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.  STANDARD FORMS OF OPTION AGREEMENT.

      7.1 Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

      7.2 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

8.  CHANGE IN CONTROL.

      8.1  Definitions.

             (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

             (b) A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the "Transferee"), as the case may be.

      8.2 Effect of Change in Control on Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiring Corporation"), may, without the consent of any Optionee, either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, the vesting of each such outstanding Option and any shares acquired upon the exercise thereof held by Optionees whose Service has not terminated prior to such date shall be accelerated, effective as of the date ten (10) days prior to the date of the Change in Control, to such extent, if any, as shall have been determined by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option. The vesting of any Option thereof that was permissible solely by reason of this Section 8.2 and the provisions of such Option Agreement shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of
    Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.


9.  COMPLIANCE WITH SECURITIES LAW.

    The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel of the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

10. TERMINATION OR AMENDMENT OF PLAN.

    The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and
(c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

11. STOCKHOLDER APPROVAL.

    The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the "Authorized Shares") shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Option granted prior to stockholder approval of the Plan or in excess of the Authorized Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Authorized Shares, as the case may be.


    IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Ark Restaurants Corp. 2004 Stock Option Plan as duly adopted by the Board on January 26, 2004.


/s/ VINCENT PASCAL
Vincent Pascal, Secretary

                                   Appendix 1

                              ARK RESTAURANTS CORP.

                    Proxy Solicited by the Board of Directors
                     for the Annual Meeting of Shareholders

                                 March 11, 2004

         THE UNDERSIGNED, revoking all previous proxies, hereby appoints MICHAEL WEINSTEIN, ROBERT TOWERS and VINCENT PASCAL, or any of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of ARK RESTAURANTS CORP. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, March 11, 2004 at 10:00 A.M. local time at Bryant Park Grill, 25 West 40th Street, New York, New York, and at all adjournments thereof.


[ ]      ..................     ..................
         ACCOUNT NUMBER         COMMON

(1)      Election of a board of seven directors

                                                                               WITHHOLD
         NOMINEE                                 VOTE FOR                      AUTHORITY TO VOTE FOR
         -------                                 --------                      ---------------------
         Ernest Bogen                            [ ]                           [ ]
         Michael Weinstein                       [ ]                           [ ]
         Steven Shulman                          [ ]                           [ ]
         Robert Towers                           [ ]                           [ ]
         Marcia Allen                            [ ]                           [ ]
         Paul Gordon                             [ ]                           [ ]
         Bruce R. Lewin                          [ ]                           [ ]

                                                         (See reverse side)

(2)      Approval of the Ark Restaurants Corp. 2004 Stock Option Plan.

                  FOR [ ]          AGAINST [ ]         ABSTAIN [ ]

(3) Ratification of the appointment of J.H. Cohn LLP as independent auditors for the 2004 fiscal year.

                  FOR [ ]          AGAINST [ ]         ABSTAIN [ ]

(4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO SUCH INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ELECTION OF THE NOMINEES FOR DIRECTORS DESIGNATED BY THE BOARD OF DIRECTORS AND FOR ITEM 2.



                                       Dated: ___________, 2004

                                       -------------------------------
                                               (Signature)

                                       -------------------------------
                                               (Signature)

                                       NOTE: Please sign exactly as your name or names appear hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation, officer, attorney, agent, trustee or guardian, etc., please add your full title to your signature.


NOTE: PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                                       2